UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 12, 2021

The New America High Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05399	04-2995419
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Broad Street Boston MA	02109

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	617-263-6400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HYB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On February 12, 2021, the Board of Directors of the New America High Income Fund, Inc. (the “Fund”) elected, on behalf of the Fund, to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). The Board also amended and restated the by-laws of the Fund (the “Amended and Restated By-Laws”) to reflect the decision to be subject to the MCSAA. The objective of the MCSAA is to protect the interests of all stockholders of a Maryland corporation. Maryland lawmakers instituted the MCSAA to limit the ability of any single stockholder to exert undue influence in pursuit of short-term gains at the expense of long-term value for fund stockholders and a fund’s ability to achieve its investment objective.

The election to become subject to the MCSAA limits the ability of holders of “control shares” to vote those shares of stock above various threshold levels that start at 10%, unless the other stockholders of the Fund reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. The Amended and Restated By-Laws for the Fund provide that the provisions of the MCSAA do not apply to certain enumerated circumstances. Acquisitions of shares of stock prior to February 12, 2021, are excluded from the definition of control share acquisition, though such shares of stock are included in assessing whether any subsequent share acquisition exceeds one of the thresholds enumerated in the MCSAA.

The above description of the Control Share Provision is only a high-level summary, and is qualified in its entirety by reference to the Amended and Restated By-Laws. Investors should refer to the actual provisions of the MCSAA and the Fund’s Amended and Restated By-Laws for more information.

The Amended and Restated Bylaws were effective as of February 12, 2021, and are attached as an Exhibit and are incorporated herein by reference. The decision to subject the Fund to the MCSAA was also covered in a press release issued by the Fund on February 16, 2021.

Item 9.01                                  Financial Statements and Exhibits.

(d) Exhibits

Exhibit

No.                                                                                                                        Description

99.1                    Fourteenth Amended and Restated Bylaws, dated June 17, 2020, of The New America High Income Fund, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the registrant has duly caused this report to be signed on this behalf by the undersigned hereunto duly authorized.

The New America High Income Fund, Inc.
(Registrant)

Date	May 19, 2021
/s/ Ellen E. Terry
Name: Ellen E. Terry
Title: President and Secretary